POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-7 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature        			Title		     	Date

PATRICK G. BOYLE	 		Director    	April 8, 1998
Patrick G. Boyle



                          	POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-7 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature			           Title	   		Date

THOMAS P. GALLAGHER	   	Director		April 8, 1998
Thomas P. Gallagher


                             	POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-7 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	           		Title   		Date

RONALD P. JOELSON    		Director		April 8, 1998
Ronald P. Joelson